EXHIBIT D

JOINDER AGREEMENT

This Joinder Agreement, is entered into as of this 26th day of October 2015, by and among Chan King Yuet, as stockholder representative (the “Representative”), and the undersigned stockholder (the “Additional Stockholder”). The Additional Stockholder owns or controls voting securities of Silver Dragon Resources, Inc., a Delaware corporation (the “Issuer”).

Reference is made to that certain Voting Agreement (the “Voting Agreement”), dated as of April 12, 2013, by and among Chan King Yuet, Barry King Hon Chan, Magnolia Ulan Fung, Su Hu, Hing Choi Hui, Yun Ming Roger Leung and Yuen Wah Leung (JT TEN), and Wai Ngai Hui (each individually a “Stockholder” and collectively, the “Stockholders”), as filed as Exhibit 99B to the Schedule 13D filed with the Securities and Exchange Commission (the “SEC”) on April 12, 2013. All capitalized terms used but not defined in this Joinder Agreement shall have the meanings accorded such terms in the Voting Agreement.

By executing this Joinder Agreement, the Additional Stockholder hereby agrees to be bound by the terms of the Voting Agreement as if he or she were an original signatory to such Voting Agreement and shall be deemed to be a Stockholder thereunder. Each of the parties hereby agrees that this Joinder Agreement shall be filed as an exhibit to a Schedule 13D/A pursuant to Rule 13d-1(k)(1)(iii) under the Exchange Act, and incorporated by reference in any amendments thereto.

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IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date first above written.

NG HON MING AND SZE WANG (JT TEN)

/s/ Ng Hon Ming
Ng Hon Ming

SZE WANG

/s/ Sze Wang
Sze Wang

YANG JING XIAN, INDIVIDUALLY

/s/ Yang Jing Xian
Yang Jing Xian

SAMUEL TAN HOCK MENG, INDIVIDUALLY

/s/ Samuel Tan Hock Meng
Samuel Tan Hock Meng

MO HING WAI, INDIVIDUALLY

/s/ Mo Hing Wai
Mo Hing Wai

CHANG YUN CHI, INDIVIDUALLY

/s/ Chang Yun Chi
Chang Yun Chi

JOVIN CHIM CHAI SHAN, INDIVIDUALLY

/s/ Jovin Chim Chai Shan
Jovin Chim Chai Shan

MA FUN CHIU, INDIVIDUALLY

/s/ Ma Fun Chiu
Ma Fun Chiu

WONG NGA CHUNG, INDIVIDUALLY

/s/ Wong Nga Chung
Wong Nga Chung

YAU SIK HON, INDIVIDUALLY

/s/ Yau Sik Hon
Yau Sik Hon

EDMOND MAN GONG DANG, INDIVIDUALLY

/s/ Edmond Man Gong Dang
Edmond Man Gong Dang

CHAN YIN WA, INDIVIDUALLY

/s/ Chan Yin Wa
Chan Yin Wa

HO MAN KEI, INDIVIDUALLY

/s/ Ho Man Kei
Ho Man Kei

LAI CHUN HUNG, INDIVIDUALLY

/s/ Lai Chun Hung
Lai Chun Hung

LAU KAM KWAI, INDIVIDUALLY

/s/ Lau Kam Kwai
Lau Kam Kwai

DAVID LAU MAN CHU, INDIVIDUALLY

/s/ David Lau Man Chu
David Lau Man Chu

LEUNG YUET WAH, INDIVIDUALLY

/s/ Leung Yuet Wah
Leung Yuet Wah

LINCOLN WONG, INDIVIDUALLY

/s/ Lincoln Wong
Lincoln Wong

YAU SHU CHEUNG, INDIVIDUALLY

/s/ Yau Shu Cheung
Yau Shu Cheung

YAM WAI YEE, INDIVIDUALLY

/s/ Yam Wai Yee
Yam Wai Yee

PETER LAM YUK HO, INDIVIDUALLY

/s/ Peter Lam Yuk Ho
Peter Lam Yuk Ho

BONNIO LEE KWONG CHAK, INDIVIDUALLY

/s/ Bonnio Lee Kwong Chak
Bonnio Lee Kwong Chak

LEUNG YUET NGOR, INDIVIDUALLY

/s/ Leung Yuet Ngor
Leung Yuet Ngor

MIMI TANG KAM YIU, INDIVIDUALLY

/s/ Mimi Tang Kam Yiu
Mimi Tang Kam Yiu

CHAN SI WA, INDIVIDUALLY

/s/ Chan Si Wa
Chan Si Wa

HSIEH JEN FENG, INDIVIDUALLY

/s/ Hsieh Jen Feng
Hsieh Jen Feng

LAI CHENG YANG, INDIVIDUALLY

/s/ Lai Cheng Yang
Lai Cheng Yang

LAU WONG BEBBIE SUET WA, INDIVIDUALLY

/s/ Lau Wong Bebbie Suet Wa
Lau Wong Bebbie Suet Wa

LEE MENG HUNG, INDIVIDUALLY

/s/ Lee Meng Hung
Lee Meng Hung

ANNIE HUNG, INDIVIDUALLY

/s/ Annie Hung
Annie Hung

KARINA NG, INDIVIDUALLY

/s/ Karina Ng
Karina Ng

LAM KEN, INDIVIDUALLY

/s/ Lam Ken
Lam Ken

JOANNA WONG, INDIVIDUALLY

/s/ Joanna Wong
Joanna Wong

TANG CHING WAN, INDIVIDUALLY

/s/ Tang Ching Wan
Tang Ching Wan

MUN TING TSANG, INDIVIDUALLY

/s/ Mun Ting Tsang
Mun Ting Tsang

KIN CHUNG CHENG AND MEI MEI REBECCA YIM (JTEN)

/s/ Kin Chung Cheng
Kin Chung Cheng

MEI MEI REBECCA YIM

/s/ Mei Mei Rebecca Yim
Mei Mei Rebecca Yim

SUT KIT CHENG, INDIVIDUALLY

/s/ Sut Kit Cheng
Sut Kit Cheng

CHI FAI WONG, INDIVIDUALLY

/s/ Chi Fai Wong
Chi Fai Wong

MEI MEI REBECCA YIM, INDIVIDUALLY

/s/ Mei Mei Rebecca Yim
Mei Mei Rebecca Yim

HIROO MAHTANI AND MAYA MAHTANI (JT TEN)

/s/ Hiroo Mahtani
Hiroo Mahtani

MAYA MAHTANI

/s/ Maya Mahtani
Maya Mahtani

Accepted and agreed as of the above date:

CHAN KING YUET, AS REPRESENTATIVE

/s/ Chan King Yuet
Chan King Yuet